AMERICAN HERITAGE GROWTH FUND, INC.
                                                        [LOGO]
                                                       1370 Avenue of the
                                                       Americas
                                                       New York, N.Y. 10019
                                                       Tel: (212)
                                                       397-3900
                                                       Fax: (212)
                                                       397-4036

June, 2001

To Our Valued Shareholders,

The first year of the new millennium turned out to be one of the worst in recent stock market history. After a brisk first quarter, the NASDAQ Index experienced its most devastating decline in its 30-year history. Fortunately, during its fiscal year ended January 31(st) 2001 the net asset value per share of the American Heritage Growth Fund did not decline from the previous year-end. Whereas some might have been happy with such a result, we are still disappointed by not having been able to produce a gain for our investors.

Our portfolio selection continues to favor the following five growth sectors: technology, telecommunications, pharmaceutical, as well as financial and consumer stocks. Even some Internet companies have become again attractive after their dramatic decline, which in some cases exceeded 90%. Selectivity is the key in the new emerging bull market, which started towards the end of the first quarter and which, I believe, should carry the Dow Jones Index to a new all-time high by year-end. However, for the NASDAQ Index, I believe that it is unlikely that its previous high of over 5000, will be seen before the second half of the decade.

Our efforts to contain costs remain a major focus in managing the Fund. Hopefully, we will be able to attract new money into the Fund in the near future. This would surely reduce the expense ratio. There are, however, no immediate solutions to guarantee a lower expense ratio. We will continue to review this issue in our mid-year report to our shareholders in September.

Given the small size of the Fund, we maintain a rather flexible approach towards the stock market. In view of the volatility we may use timing devices in order to enhance performance. The portfolio will most often reflect a mixture between well-known blue chips, mid-sized and small companies that show a significant appreciation potential. Such activities will be reflected in our overall turnover rate, which may exceed average levels. Finally, just as a reminder, I have been a shareholder in the Fund from the very beginning and continue to be so.

I appreciate your confidence and hope that your patience will be rewarded.

With kind regards,

/s/ HEIKO TIEME
Heiko H. Thieme

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2001
---------------------------------------------------------

                     ASSETS
Investments in securities, at value
  (Cost $530,780) (Note 1).........  $   443,848
Cash...............................      355,146
Receivable for securities sold.....        7,687
Dividends and interest
  receivable.......................          103
Prepaid expenses and other
  receivables......................       12,776
                                     -----------
  TOTAL ASSETS.....................      819,560
                                     -----------
                  LIABILITIES
Payable for securities purchased...      255,263
Accrued expenses and other
  liabilities......................        8,904
                                     -----------
  TOTAL LIABILITIES................      264,167
                                     -----------
                   NET ASSETS
Net Assets (equivalent to $0.16 per
  share based on 3,452,031 shares
  of capital stock outstanding)
  (Note 4).........................  $   555,393
                                     ===========
Composition of net assets:
Shares of common stock.............  $     3,452
Paid in capital....................    3,318,180
Accumulated net investment loss....     (116,236)
Accumulated net realized loss on
  investments......................   (2,563,071)
Net unrealized depreciation on
  investments......................      (86,932)
                                     -----------
NET ASSETS, January 31, 2001.......  $   555,393
                                     ===========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                JANUARY 31, 2001
---------------------------------------------------------


                              Number of    Market
                               Shares      Value
--------------------------------------------------
              COMMON STOCKS - 74.34%
BIOTECHNOLOGY - 2.99%
Senetek PLC Sponsored
  ADR*......................    15,200    $ 16,625
                                          --------
COMPUTERS AND PERIPHERALS - 23.51%
Amazon.com, Inc. ...........     1,000      17,312
Apple Computers, Inc. ......     1,000      21,625
Hewlett-Packard Co. ........       500      18,370
Intel Corp. ................       500      18,500
Iomega Corp.*...............     4,000      16,520
Unisys Corp. ...............     1,000      17,150
Western Digital Corp. ......     4,000      21,120
                                          --------
                                           130,597
                                          --------
CONSUMER PRODUCTS - 17.65%
Cendant Corp. ..............     2,000      25,680
GAP (The), Inc. ............       500      16,300
Group Sense International
  LTD.......................   360,000      15,002
STAPLES, Inc. ..............     1,000      16,500
Xerox Corporation...........     3,000      24,510
                                          --------
                                            97,992
                                          --------
ENTERTAINMENT - 2.74%
Disney (Walt) Co. ..........       500      15,225
                                          --------
FINANCE - 4.24%
American Express Co. .......       500      23,550
                                          --------
HEALTHCARE - 0.00%
FPA Medical Management,
  Inc.*.....................     5,000           0
                                          --------
INTERNET CONTENT - 2.03%
THESTREET.COM, Inc..........     3,000    $ 11,250
                                          --------
INTERNET - RETAIL - 6.23%
CMGI Inc. ..................     2,500      15,469
Nortel Netwoks Corp. .......       500      19,115
                                          --------
                                            34,584
                                          --------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                JANUARY 31, 2001
                                  (Continued)
---------------------------------------------------------

                             Number of    Market
                              Shares       Value
--------------------------------------------------
RADIO - 5.67%
Sirius Satellite Radio,
  Inc.*....................    1,000        31,500
                                         ---------
RESTAURANTS - 2.64%
McDonalds Corp.............      500        14,675
                                         ---------
TELECOMMUNICATIONS EQUIPMENT - 6.64%
Lucent Technologies
  Corp.....................    1,000        18,600
Westell Technologies,
  Inc......................    4,000        18,250
                                         ---------
                                            36,850
                                         ---------
TOTAL COMMON STOCKS
(Cost $499,780)............                412,848
                                         ---------
SHORT TERM INVESTMENTS - 5.58%
Firstar Treasury Fund
  (Cost $31,000)...........   31,000        31,000
                                         ---------
TOTAL INVESTMENTS
(Cost $530,780)............    79.92%      443,848
OTHER ASSETS LESS
  LIABILITIES..............    20.08%      111,545
                              ------     ---------
TOTAL NET ASSETS...........   100.00%    $ 555,393
                              ======     =========
(1) Federal Tax Information: At
    January 31, 2001, the net
    unrealized appreciation based on
    cost for Federal income tax
    purposes of $567,495 was as
    follows:
     Aggregate gross unrealized
     appreciation for all investments
     for which there was an excess of
     value over cost..................   $  28,333
     Aggregate gross unrealized
     depreciation for all investments
     for which there was an excess of
     cost over value..................    (151,980)
                                         ---------
     Net unrealized depreciation......   $(123,647)
                                         =========

  *  Non-income producing
( 7/8) Foreign security
     ADR -- American Depository Receipts.

---------------------------------------------------------
                       AMERICAN HERITAGE GROWTH FUND INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 2001
---------------------------------------------------------

INVESTMENT INCOME:
Dividends............................  $  7,246
Interest.............................     1,289
                                       --------
TOTAL INVESTMENT INCOME..............     8,535
                                       --------
EXPENSES:
Investment advisory fees (Note 2)....     7,286
Transfer agent fees..................     5,789
Legal fees...........................    15,406
Audit fees...........................     9,408
Custodian fees.......................     5,077
Fund accounting fees.................    12,915
Postage and printing.................    17,152
Registration fees and expenses.......     2,635
Insurance expense....................       769
Taxes................................     1,020
Miscellaneous........................     2,158
                                       --------
TOTAL EXPENSES.......................    79,615
                                       --------
Less: waiver of investment advisory
  fee (Note 2).......................    (7,286)
                                       --------
Net expenses.........................    72,329
                                       --------
Net investment loss..................   (63,794)
                                       --------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss from investment
  transactions.......................  (104,524)
Net change in unrealized appreciation
  of investments.....................   158,474
                                       --------
Net realized and unrealized gain on
  investments........................    53,950
                                       --------
Net decrease in net assets resulting
  from operations....................  $ (9,844)
                                       ========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                         AMERICAN HERITAGE GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                YEAR ENDED    YEAR ENDED
                                JANUARY 31,   JANUARY 31,
                                   2001          2000
                                -----------   -----------
Net increase (decrease) in net
  assets from operations:
Net investment loss...........   $ (63,794)    $ (22,288)
Net realized gain (loss) from
  investment transactions.....    (104,524)      102,518
Net change in unrealized
  appreciation of
  investments.................     158,474        49,569
                                 ---------     ---------
Net increase (decrease) in
  net assets resulting
  from operations.............      (9,844)      129,799
Distributions to shareholders:
Net investment income.........           0             0
Net realized gains on
  investments.................           0             0
Capital share transactions
  (Note 4)....................     (98,588)     (336,854)
                                 ---------     ---------
Net decrease in net assets....    (108,432)     (207,055)
NET ASSETS:
Beginning of period...........     663,825       870,880
                                 ---------     ---------
End of period.................   $ 555,393     $ 663,825
                                 =========     =========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2001
---------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
American Heritage Growth Fund, Inc. (the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objective of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales price as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of January 31, 2001, the Fund had available for federal income purposes an unused capital loss carryover of approximately $2,564,000, which expires between 2003 and 2006. If not utilized by then, the loss will be charged against paid in capital.

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2001
                                  (Continued)
---------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and any net realized capital gains, if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid out of the subsequent year's distributions.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell at a higher price. A repurchase agreement, therefore, involves a loan by the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used in determining gains and losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives an annual fee of 1.25% of the Fund's average net asset value, computed daily, and payable monthly. However, for the year ended January 31, 2001, AHMC agreed to waive its investment advisory fees which amounted to $7,286.

Heiko H. Thieme, the Fund's Chairman of the Board of Directors and Chief Executive Officer, is also the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns all of the outstanding shares.

During the year ended January 31, 2001, Thieme Securities, Inc., a wholly owned subsidiary of AHMC, received brokerage commissions amounting to $4,670 representing 76.74% of the total commissions paid by the Fund. The average commission per share paid to Thieme Securities, Inc. was $0.0951.

NOTE 3. INVESTMENTS

During the year ended January 31, 2001, purchases and sales of investment securities, other than short-

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2001
                                  (Continued)
---------------------------------------------------------

term investments, aggregated $935,339 and $1,163,482, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of January 31, 2001, there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,318,180.

Transactions in capital stock were as follows:

                             YEAR ENDED              YEAR ENDED
                          JANUARY 31, 2001        JANUARY 31, 2000
                        --------------------   ----------------------
                         SHARES     AMOUNT       SHARES      AMOUNT
                        --------   ---------   ----------   ---------
Shares sold...........    45,525   $   7,320      169,134   $  23,659
Shares issued in
 reinvestment of
 dividends............         0           0            0           0
Shares redeemed.......  (673,676)   (105,908)  (2,560,855)   (360,513)
                        --------   ---------   ----------   ---------
Net decrease..........  (628,151)  $ (98,588)  (2,391,721)  $(336,854)
                        ========   =========   ==========   =========

                         AMERICAN HERITAGE GROWTH FUND
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          FOR THE       FOR THE       FOR THE          FOR THE          FOR THE
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED       YEAR ENDED       YEAR ENDED
                                        JANUARY 31    JANUARY 31,   JANUARY 31,      JANUARY 31,      JANUARY 31,
                                           2001          2000          1999             1998             1997
                                        -----------   -----------   -----------      -----------      -----------
Net asset value, beginning of
  period..............................   $   0.16      $   0.13     $     0.14       $     0.16       $     1.66
                                         --------      --------     ----------       ----------       ----------
Income (loss) from investment
  operations:
  Net investment income (loss)........      (0.02)         0.00           0.00             0.00             0.24
Net realized and unrealized gains
  (losses) on investments.............       0.02          0.03          (0.01)           (0.01)           (0.32)
                                         --------      --------     ----------       ----------       ----------
Total from investment operations......       0.00          0.03          (0.01)           (0.01)           (0.08)
                                         --------      --------     ----------       ----------       ----------
Less distributions:
  Dividends from net investment
     income...........................       0.00          0.00           0.00            (0.01)           (1.42)
  Distribution from realized gains
     from security transactions.......       0.00          0.00           0.00             0.00             0.00
                                         --------      --------     ----------       ----------       ----------
  Total distributions.................       0.00          0.00           0.00            (0.01)           (1.42)
                                         --------      --------     ----------       ----------       ----------
Net asset value, end of period........   $   0.16      $   0.16     $     0.13       $     0.14       $     0.16
                                         ========      ========     ==========       ==========       ==========
Total return..........................       0.00%        23.08%         (7.14)%          (9.00)%          (4.66)%
Ratios/supplemental data:
Net assets, end of period.............   $555,393      $663,825     $  870,880       $1,162,294       $2,240,860
Ratio of expenses to average net
  assets, before
  reimbursement/waiver................      13.66%        13.25%         11.45%           10.46%            4.82%
Ratio of expenses to average net
  assets, net of
  reimbursement/waiver................      12.41%         4.83%          2.50%            2.67%            2.81%
Ratio of net investment income (loss)
  to average net assets, before
  reimbursement/waiver................     (17.99)%      (11.60)%        (9.89)%          (9.04)%          23.96%
Ratio of net investment income (loss)
  to average net assets, net of
  reimbursement/waiver................     (10.95)%       (3.18)%        (0.94)%          (1.25)%          25.97%
Portfolio turnover rate...............     212.83%       418.34%        274.25%          172.20%        1,378.14%

   The accompanying notes are an integral part of these financial statements.

                              [LARSON ALLEN LOGO]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
American Heritage Growth Fund, Inc.
New York, NY

We have audited the accompanying statement of assets and liabilities of The American Heritage Growth Fund, Inc., including the schedule of investments in securities, as of January 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/supplemental data for the year ended January 31, 2001. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on our audit. The financial statements for the year ended January 31, 2001 and the financial highlights and related ratios/supplemental data for each of the four periods ended January 31, 2000 were audited by Mathieson Aitken Jemison, LLP, who merged with Larson, Allen, Weishair & Co., LLP as of January 1, 2001, whose auditors' report, dated March 29, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Growth Fund, Inc. as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the financial highlights and related ratios/supplemental data for the period indicated, in conformity with generally accepted accounting principles.

                                       /s/ LARSON, ALLEN, WEISHAIR & CO., LLP
                                       LARSON, ALLEN, WEISHAIR & CO., LLP

Blue Bell, Pennsylvania
May 10, 2001

               BUSINESS CONSULTANTS  CERTIFIED PUBLIC ACCOUNTANTS

AMERICAN HERITAGE GROWTH FUND, INC.
1370 Avenue of the Americas
New York, NY 10019

ADDRESS CORRECTION REQUESTED
                                                FIRST CLASS MAIL
                                                U.S. POSTAGE
                                                   PAID
                                                JERSEY CITY, NJ
                                                PERMIT NO. 412

                     AMERICAN
                     HERITAGE
[LOGO]               GROWTH
                     FUND, INC.
-------------------------------------
                     ANNUAL
                     REPORT

                     January 31, 2001

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.